SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                    Date of Report (Date of Event Reported):
                                 January 7, 2002

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                                 TELIGENT, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)



                   000-23387                       54-1866562
            ----------------------       -------------------------------
           (Commission File Number)     (IRS Employer Identification No.)



                               460 Herndon Parkway
                                    Suite 100
                             Herndon, Virginia 20170
                    (Address of principal executive offices)
                                   (Zip Code)


        Registrant's telephone number, including area code (703) 326-4400


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Item 5.  Other Events

On January 7, 2002, the Registrant sold substantially all of the assets of Executive Conference, Inc. ("ECI"), a wholly owned subsidiary of the Registrant, pursuant to the terms of the Asset Purchase Agreement (the "Agreement"), dated as of November 30, 2001, by and between ECI and Summit Acquisition LLC ("Buyer"). Under the terms of the Agreement, Buyer purchased substantially all of ECI's assets for a purchase price of $60 million in cash, as more fully described in the Agreement. ECI is a provider of audio and Internet-based teleconferencing services.

The Agreement was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant on December 10, 2001.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TELIGENT, INC.


Dated:   January 8, 2002                    By: /s/ Stuart H. Kupinsky
                                                ----------------------
                                            Name:  Stuart H. Kupinsky
                                            Title: Senior Vice President,
                                                   General Counsel and Secretary